UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
June 28, 2005

Scheid Vineyards Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22857	77-0461833
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

305 Hilltown Road

Salinas, California 93908
(Address of principal executive offices)

Registrant’s telephone number, including area code:
(831) 455-9990

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 28, 2005, Scheid Vineyards Inc. (the “Company”) entered into a credit agreement (the “Credit Agreement”) with Rabobank N. A. (the “Bank”).  The Credit Agreement provides for a revolving credit facility in the amount of $15,000,000.  The Company intends to use this revolving credit facility to fund the growing of its wine grape crop.  This facility matures on July 15, 2008.

In addition, the Credit Agreement provides for up to $37,000,000 in term loan commitments (the “Commitments”), which mature on July 15, 2015.  The Commitments are secured by deeds of trust on real property, as well as security interests on leasehold vineyard properties.  The Commitments require annual principal payments of $2,000,000 beginning on December 15, 2007.  The Company expects to use the proceeds from the Commitments to refinance existing crop line facilities and term debt the Company had in place with Bank of the West, as well as to finance the construction of the Company’s new winery facility.

At the Company’s discretion, the facilities will initially bear interest at the Bank’s base rate less 0.5%, or at fixed rate of 1.5% over LIBOR.  The Bank’s base rate is defined as the greater of the Federal Funds rate plus 0.5% or the Bank’s prime rate.  Interest rates under the Credit Agreement may fluctuate based upon the financial performance of the Company.

Item 1.02 Termination of a Material Definitive Agreement.

In connection with the execution of the Credit Agreement and Commitments described above in Item 1.01, the Company repaid and cancelled a crop line of credit and long-term credit facilities with Bank of the West.  Outstanding borrowings under these facilities at June 28, 2005 totaled $25,708,000.

Item 2.03 Creation of Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement.

See the description under Item 1.01 above.

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, particularly statements relating to the Company’s expectations regarding the use of the funds from the credit facility and the loan commitments.  In this report, words including “expects,” “anticipates,” “intends” or similar phrases identify such forward-looking statements.  Because such statements deal with future events, they are subject to risks and uncertainties, including competitive pressures and the Company’s ability to meet financial and strategic objectives that could cause actual results to differ materially.  Other important factors which could cause actual results to differ materially are contained in the Company’s reports on Form 10-QSB and Form 10-KSB which are on file with the Securities and Exchange Commission (http://www.sec.gov).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1, 2005	SCHEID VINEYARDS INC.
/s/ Michael S. Thomsen

Michael S. Thomsen
Chief Financial Officer
(Duly Authorized Officer and Principal Financial and Accounting Officer)